UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 20, 2016

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01. REGULATION FD DISCLOSURE	3
SIGNATURE	4

ITEM 7.01.    REGULATION FD DISCLOSURE

On July 20, 2016 Dick's Sporting Goods, Inc. (the "Company") completed its purchase of The Sports Authority's ("TSA") intellectual property assets and the right to acquire 31 store leases, as previously described in the Form 8-K filed by the Company on June 30, 2016. The Company's rights with respect to the store leases allow the Company a period of time to determine whether it will accept or reject any particular store lease, thus providing the Company time and optionality to determine which TSA store locations it will ultimately assume. The store locations that the Company will review are in the following locations:

Lakewood, CO; Glendale, CO; Norwalk, CT; Miami, FL; Sunrise, FL; Aventura, FL; Jensen Beach, FL; Sarasota, FL; Atlanta, GA; Forest Hills, NY; New York, NY; El Paso, TX; Bellingham, WA; Seattle, WA; Burbank, CA; San Diego, CA; Canoga Park, CA; Los Angeles, CA; Goleta, CA; Elk Grove, CA; San Jose, CA; Sunnyvale, CA; Milpitas, CA; Phoenix, AZ; Emeryville, CA; Chula Vista, CA; Encinitas, CA; Roseville, CA; and Fresno, CA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: July 20, 2016	By:	/s/ JOSEPH R. OLIVER
	Name:	Joseph R. Oliver
	Title:	Senior Vice President – Chief Accounting Officer

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